UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 19, 2007
HUNTINGTON BANCSHARES INCORPORATED
(Exact name of registrant as specified in its charter)

Maryland	0-2525	31-0724920

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Huntington Center
41 South High Street
Columbus, Ohio	43287

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (614) 480-8300
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On July 19, 2007, Huntington Bancshares Incorporated (“Huntington”) issued a news release announcing its earnings for the quarter ended June 30, 2007. Also on July 19, 2007, Huntington made a Quarterly Financial Review available on its web site, www.huntington-ir.com.
     Huntington’s senior management will host an earnings conference call July 19, 2007, at 1:00 p.m. EST. The call may be accessed via a live Internet webcast at www.huntington-ir.com or through a dial-in telephone number at 800-223-1238; conference ID 4010553. Slides will be available at www.huntington-ir.com just prior to 1:00 p.m. EST on July 19, 2007, for review during the call. A replay of the web cast will be archived in the Investor Relations section of Huntington’s web site at www.huntington-ir.com. A telephone replay will be available two hours after the completion of the call through July 31, 2007, at 800-642-1687; conference call ID 4010553.
     The information contained or incorporated by reference in this Current Report on Form 8-K contains certain forward-looking statements, including certain plans, expectations, goals, and projections, and including statements about the benefits of the merger between Huntington and Sky Financial Group, Inc. (Sky), which are subject to numerous assumptions, risks, and uncertainties. Actual results could differ materially from those contained or implied by such statements for a variety of factors including: the businesses of Huntington and Sky may not be integrated successfully or such integration may take longer to accomplish than expected; the expected cost savings and any revenue synergies from the merger may not be fully realized within the expected timeframes; disruption from the merger may make it more difficult to maintain relationships with clients, associates, or suppliers; the required governmental approval of the bank merger may not be obtained on the proposed terms or schedule; changes in economic conditions; movements in interest rates; competitive pressures on product pricing and services; success and timing of other business strategies; the nature, extent, and timing of governmental actions and reforms; and extended disruption of vital infrastructure; and other factors described in Huntington’s 2006 Annual Report on Form 10-K, and documents subsequently filed by Huntington with the Securities and Exchange Commission. All forward-looking statements included in this Current Report on Form 8-K are based on information available at the time of the Report. Huntington assumes no obligation to update any forward-looking statement.

     The 2007 full-year earnings guidance provided in the news release is not presented in accordance with Generally Accepted Accounting Standards (GAAP) because it excludes merger related integration costs, as management considers these costs to be unusual. Below is the guidance based upon GAAP.

(in thousands, except earnings per share)	Range
GAAP earnings guidance
Net income	$472,000	$491,500
Earnings per share	$1.55	$1.61

Merger related integration costs, net of tax
Net income	$39,000	$32,500
Earnings per share	$0.13	$0.11

Earnings guidance
Net income	$511,000	$524,000
Earnings per share	$1.68	$1.72
     The information contained or incorporated by reference in Item 2.02 of this Form 8-K shall be treated as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.
Item 9.01. Financial Statements and Exhibits.
     The exhibits referenced below shall be treated as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.
(d) Exhibits.
Exhibit 99.1 – News release of Huntington Bancshares Incorporated, dated July 19, 2007.
Exhibit 99.2 – Quarterly Financial Review, June 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED

Date: July 19, 2007	By:	/s/ Donald R. Kimble

Donald R. Kimble
Chief Financial Officer
EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	News release of Huntington Bancshares Incorporated, July 19, 2007.

Exhibit 99.2	Quarterly Financial Review, June 2007.